UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                             ----------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                       84-1214736
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    (Commission File Number)                (I.R.S. Employer Identification No.)


    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The Company appointed Robert S. Iger to fill a vacancy on its Board of Directors on August 29, 2008. The following paragraph summarizes Mr. Iger's background and qualifications:

         Mr. Iger is a founder of Iger & Associates which, since 2003, has represented local and national clients before local, state, and federal public officials providing political leadership in complex government matters. He works closely with elected and appointed public officials on public finance, transportation, airport, land use, and healthcare matters. He advises clients on business development opportunities. He also provides timely information on any legal, regulatory, and legislative changes impacting clients. He has an extensive business background in corporate governance, legal support, and corporate financing. From 1989 to 1990, Mr. Iger was the Chief Executive Officer, of ColorMax, a public company. Also from 1982 to 1994, he was a Senior Vice President for Oxford First Corporation. From 1994 to 1996, he ran LAR Holdings & Eventide Capital, a venture capital firm. From 1979 to 1981, he was General Manager of Candle Corporation, a start-up computer software company. From 1969 to 1977, Mr. Iger was with Xerox Corporation and when he left he was in charge of strategic planning for the largest division of Xerox. He is an active member of the California Bar and holds a Juris Doctor Degree from Western State University. He earned a Bachelor's Degree in Economics and a Masters Degree in Econometrics from the State University of New York at Buffalo. He also taught an Economics course at the State University of New York at Buffalo, Millard Fillmore College, and University of Phoenix. As an officer of the United States Air Force, Mr. Iger was commissioned at the age of 20 years old.

         In consideration for his services as a director of the Company, Mr. Iger will receive (i) cash compensation of $2,500 each quarter, (ii) a one-time grant, on the last day of the first quarter after his appointment, of options to purchase 100,000 shares of the Company's common stock in accordance with the 2008 ESP Stock and Incentive Plan (the "2008 Plan") for directors, officers, employees, and consultants of the Company, and (iii) an annual grant of options to purchase 50,000 shares of the Company's common stock in accordance with the 2008 Plan.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                          (Registrant)

Date:  August 29, 2008


                           /s/  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer




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